UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934

Check the appropriate box:
[x] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

Vitasti, Inc.
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

[ ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:
(4) Date Filed:

Contact person: STEADYLAW GROUP, LLP
6151 Fairmount Avenue, Suite 201
San Diego, California 92120
Tel (619) 399-3090; Fax (619) 330-1888

VITASTI, INC.
10-20172 113B Avenue
Maple Ridge, British Columbia
Canada V2X 0Y9

NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

August 16, 2006

To the Shareholder:

This Information Statement is first being furnished on or about August ___, 2006 to shareholders of record (the “Stockholders”) as of the close of business on August 1, 2006 (the “Record Date”) of the common stock, $.0000029 par value per share, of Vitasti, Inc. (“VITS” or the “Company”) in connection with the following (the “Proposals”) without a meeting pursuant to Section 228(a) of the Delaware General Corporations Law:

(1)	To elect four (4) directors for a one-year term until the next Annual Meeting or until their successors are duly elected and qualified;

(2)	To Amend the Company’s Certificate of Incorporation to change the name of the Company to Welwind Energy International Corporation;

(3)
To Amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.0000029 per share (the “Common Stock”), of the Company from 100,000,000 shares to 300,000,000 shares;

(4)	To ratify the appointment of Manning Elliott LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2006; and

(5)	To transact such other business as may come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has approved, and a majority of the shareholders (the “Consenting Shareholders”) representing not less than 34,804,020 shares of the 69,558,289 shares outstanding of VITS’s Common Stock as of the Record Date, have consented in writing to the Proposals. Such approval and consent constitute the approval and consent of a majority of the total number of shares of VITS’s outstanding Common Stock and are sufficient under the Delaware General Corporation Law and VITS’s Bylaws to approve the Proposals. Accordingly, the Proposals will not be submitted to the other Stockholders of VITS for a vote and this Information Statement is being furnished to the Stockholders to provide them with certain information concerning the Proposals in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation 14C.

VITS will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. VITS will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of VITS’s Common Stock.

The principal executive office of VITS is located at 10-20172 113B Avenue, Maple Ridge, British Columbia, Canada V2X 0Y9.

The enclosed Information Statement is being furnished to inform you that the foregoing action has been approved by the written consent of holders of not less than the minimum number of votes that would be necessary to be authorized the foregoing actions. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from Stockholders. The corporate actions will not become effective before the date which is twenty (20) days after this Information Statement is first mailed to Stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the Consenting Shareholders of Vitasti, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF VITASTI, INC. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

By Order of the Board of Directors

/s/ Tammy-Lynn McNabb

Tammy-Lynn McNabb
Chief Executive Officer
August 16, 2006

VITASTI, INC.
10-20172 113B Avenue
Maple Ridge, British Columbia
Canada V2X 0Y9

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF
THE SECURITIES EXCHANGE ACT OF 1934 AND
REGULATION 14C AND SCHEDULE 14C THEREUNDER

August 16, 2006

This information statement is circulated to advise the Stockholders of Vitasti, Inc., a Delaware corporation (“we,” “our,” “us,”“Vitasti” or the “Company”), of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Common Stock of the Company.

No Vote or Other Action of the Company’s Stockholders is required in connection with this Information Statement. We are not asking you for a proxy and you are not requested to send us a proxy.

We are sending you this Information Statement to inform you of the adoption of a resolution of the Board of Directors of VITS as of June 28, 2006, and the consent of Consenting Stockholders of VITS representing a majority of our outstanding shares of Common Stock on the Record Date, approving the following Proposals:

(1)	To elect four (4) directors for a one-year term until the next Annual Meeting or until their successors are duly elected and qualified;

(2)	To Amend the Company’s Certificate of Incorporation to change the name of the Company to Welwind Energy International Corporation;

(3)
To Amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.0000029 per share (the “Common Stock”), of the Company from 100,000,000 shares to 300,000,000 shares;

(4)	To ratify the appointment of Manning Elliott LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2006; and

(5)	To transact such other business as may come before the Annual Meeting or any adjournment or postponement thereof.

VITS is distributing this Information Statement to its Stockholders in satisfaction of any notice requirements it may have under the Delaware General Corporation Law (the “DGCL”). No additional action will be undertaken by us with respect to the receipt of written consents. No dissenters’ rights under the DGCL are afforded to our stockholders as a result of the adoption or filing of the Amendment or the changes effected by the Amendment.

The Record Date for determining Stockholders entitled to receive this Information Statement has been established as the close of business on August 1, 2006. This Information Statement will be first mailed on or about August 28, 2006 to Stockholders of record at the close of business on the Record Date. As of the Record Date, there were approximately 69,558,289 issued and outstanding shares of the Company’s Common Stock. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Pursuant to Rule 14c-2 under the Securities Exchange Act, the Amendment cannot take effect until 20 calendar days after this Information Statement is sent to the Stockholders of VITS. The Proposals will become effective as soon as practicable after the mailing of this Information Statement.

General

VITS will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

We will only deliver one Information Statement to multiple holders of our common stock sharing an address unless we have received contrary instructions from such holders.

Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

 VITASTI, INC.
10-20172 113B Avenue
Maple Ridge, British Columbia
Canada V2X 0Y9

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF NETWORTH TECHNOLOGIES, INC. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

Other than elections to office and shares beneficially owned, none of the persons who have been Directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon.  None of our Directors has informed us in writing that he intends to oppose any action to be taken by us.  No proposals have been received from any of our stockholders.

VITASTI, INC.
10-20172 113B Avenue
Maple Ridge, British Columbia
Canada V2X 0Y9

INFORMATION STATEMENT

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “believes”, “expects”, “may,” “will”, “should”, “estimates” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in the comment on forward-looking statements in our Annual Report on Form 10-KSB for the years ending December 2005 and December 2004. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

Record Date

The Record Date for determination of Stockholders entitled to notice of the matters to be acted upon described in this Information Statement is August 1, 2006 with respect to the approximately 69,558,289 shares of the Company’s USD $0.0000029 par value Common Stock outstanding as of that date. No shares of the Company’s Preferred Stock, par value $0.0001 per share, were outstanding as of the Record Date.

Dissenters Rights

Under the Corporations Law of the State of Delaware, stockholders are not entitled to dissenters’ rights with respect to any matter contained in this Information Statement.

Change in Reporting Currency

Effective January 1, 2005, the Company changed its reporting currency from the U.S. dollar to the Canadian dollar. The reason for this change was because a majority of the Company’s assets and operations are located in Canada. All amounts set forth in this filing are in Canadian Dollars, unless otherwise indicated.

Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the date of this report based on information available to the Company by:

(i) each person who is known by the Company to own more than 5% of the outstanding Common Stock based upon reports filed by such persons within the Securities and Exchange Commission;

(ii) each of the Company’s Directors;

(iii) each of the named Executive Officers; and

(iv) all Officers and Directors of the Company as a group.

Name and Address	Shares Beneficially Owned (1)	Percent of Class
Tammy-Lynn McNabb Address	11,180,754	15.6%
Patrick Higgins	0	0
David Wing Yiu Cho	0	0
Shannon de Delley	4,000,000	5.6%

(1)	There have been no options granted or executed to the above named beneficial owners and management for fiscal years 2004 and 2005.

Section 16(a) Beneficial Ownership Reporting Compliances

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors, executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the year ended December 2005, its officers, Directors and holders of more than 10% of the Company’s Common Stock complied with all Section 16(a) filing requirements. This disclosure is based on a review of the forms submitted to the Company during, and with respect to, its fiscal year ended December 31, 2005.

PROPOSAL NUMBER ONE
ELECTION OF DIRECTORS TO THE
BOARD OF DIRECTORS OF THE COMPANY

Election of Directors

We propose to elect four (4) Directors, each to hold office until each Director’s successor is elected and qualified at our next Annual Meeting. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve.

Nominees for Election as Directors

Each of Tammy Lynn McNabb, Patrick Higgins, Shannon deDelley, and David Wing Yiu Cho has been nominated by our Board of Directors to be elected as a Director to hold office until the 2007 Annual Meeting of our shareholders

Our Directors and executive officers are as follows:

Name	Age	Office	Since
Tammy-Lynn McNabb	38	CEO, CFO & Chairwoman of the Board	2004
Patrick Higgins	38	Director	2005
Shannon de Delley	39	Director	2006
David Wing Yiu Cho	54	Director	2006

Set forth below is a brief description of the background and business experience of each of our executive officers and Directors for the past five years:

Tammy-Lynn McNabb, CEO,

By way of educational background, Mrs. McNabb attended the British Columbia Institute of Technology from 1987-1990.  While there, Mrs. McNabb was enrolled in the Marketing Sales Management Program.

Presently, Mrs. McNabb has over 15 years of experience in Marketing and Sales.  As part of her experience, she was involved with Marketing for a large English Publication company for 4 years in Tokyo, Japan.  While in Japan, she capitalized on her stay by studying Japanese and earning a Level 4 Proficiency Certification. Moreover, Mrs. McNabb has specialized in various start-up companies, including high-tech and public relations firms.  During the tech boom in the 1990’s, Mrs. McNabb worked in management for a very successful start-up Internet Service Provider and used this experience to begin her journey into entrepreneurship.

In June 1999, Mrs. McNabb began a public and investor relations firm tailored to serving publicly traded companies.    Mrs. McNabb’s keen sense of the public market has allowed tremendous success in both capital raising for under funded companies and overall media exposure.

Ultimately, Mrs. McNabb began another venture of her own, the Low-Carb Centre Inc.  Low-Carb Centre was Canada’s first low carbohydrate retail wellness centre.  Additional retail locations and a bakery specializing in this market soon followed.  Mrs. McNabb is currently pursuing expansion on a global level of various health and wellness products for the ever-booming Health Industry.  Recently, Mrs. McNabb was recognized for her efforts as an Entrepreneur in the Culinary Industry by the Forum for Women Entrepreneurs.

Patrick Higgins

At a Board of Directors meeting held on August 1, 2005, Patrick Higgins was appointed as a Director of the Company.

Patrick Higgins is the senior partner in the management firm of Higgins Cohn Brand Management (“HCBM”), a leading consumer products organization that provides strategic operations and sales execution services to consumer brands. HCBM assists businesses more effectively through brand development and market penetration.

Additionally, Mr. Higgins’ extensive experience in brand management within the health and wellness industry will be useful in his new role as Director of the Company.

HCBM specializes in complete management of the market for natural and specialty product manufacturers. They offer clients valuable capabilities including: customer service, logistics, warehousing, market research, media services, design services and sales coverage. The core strength of their team, combined with full-range capabilities, provides clients with the strong infrastructure necessary to compete in the natural and specialty product market.

HCBM’s team, led by Patrick Higgins, consists of some of the most experienced people in the natural and specialty products industry.

Shannon deDelley

Mr. deDelley founded Windcor Power Systems, (“Windcor”) located in Calgary, Alberta in 2002. Since that time, he has served as Windcor’s President, and is directly responsible for making Windcor a top wind project developer.

Mr. deDelley has negotiated over two thousand megawatts for Windcor projects, bringing projects to the early stages of development. Presently, Windcor has ongoing projects in four Canadian provinces, the Hawaiian Islands and China.

Mr. deDelley assembled Windcor’s team that includes developers, legal and financial professionals, investors and other key administrative personnel necessary to successfully execute projects.

Prior to founding Windcor Power Systems in 2002, Mr. deDelley draws on seventeen years of industrial / electrical construction experience having worked as an electrical / industrial supervisor at Shell and Syncrude oil refining systems in the Alberta Tar Sands. During this time, Mr. deDelley was responsible for building and overhauling electrical substations, co-generation facilities, and underground and overhead transmission supplies.

In 2002, Mr. deDelley left the oil industry to form Windcor Power Systems.

David Wing Yiu Cho

David Wing Yiu Cho, a resident of Hong Kong, earned his degree in Building Administration from the South Bank Polytechnic School in London, England in 1977.

Since 2005, Mr. Cho has served as Marketing Director for Asia-Pac Securities Ltd. at their offices in Hong Kong.

From 2001 to 2005, Mr. Cho held the position of Responsible Officer at Hooray Securities Ltd. in their Hong Kong offices. Prior to that, between 1977 and 2001, Mr. Cho was the Dealing Director at On Wah United Securities Company Ltd., also located in Hong Kong.

Mr. CHO is a Professional Member of the Securities Association of China, and has served in this capacity since 2004.

Additionally, Mr. Cho is a member of the Hong Kong Stock Brokers Association, Hong Kong Securities Institute and Hong Kong Securities, memberships which he has all held for over 8 years.

Other Officers

We have no officers other than those set forth above.

Terms Of Office

Each member of our Board of Directors is elected annually and holds office until the next Annual Meeting of shareholders or until his or her successor has been elected or appointed, unless his or her office is earlier vacated in accordance with our Bylaws. Our officers serve at the discretion of our Board of Directors and are appointed annually.

Meetings of Directors During the Last Fiscal Year

The Company’s Board of Directors held one meeting during the fiscal year ended December 31, 2005. The Company does not have a formal policy with respect to Director attendance at shareholders meetings, however, all Directors are encouraged to attend. The Company did not hold an annual shareholders meeting last year.

Shareholders may contact an individual Director, the Board of Directors as a group, or a specified board committee or group, including the non-employee Directors as a group, by writing to: Vitasti, Inc., 10-20172 113B Avenue, Maple Ridge, British Columbia, Canada V2X 0Y9, Attn: Board of Directors.

Executive Compensation

The following table sets forth certain summary information regarding compensation paid by the Company for services rendered during the years ending December 31, 2004, and December 31, 2005 respectively, to the Company’s Chief Executive Officer and President during such periods.

Executive Compensation Table

Name and Position	Year	Annual Compensation Salary	Long Term Compensation Awards—Securities Underlying Stock Options
Tammy-Lynn McNabb, President, CEO, CFO & Chairwoman of the Board (1)	2005 2004	US $120,000 US $120,000	0 0

(1)	There were no stock options granted or exercised by the named Directors in years ending 2004 or 2005.
(2)	Ms. McNabb has not yet received any compensation for 2005 or to date in 2006.

Pending Legal Proceedings

To the knowledge of our management, no Director or executive officer is party to any action in which any has an interest adverse to us.

Stock Option Grants

We did not grant any stock options to our named executive officer during our fiscal year ended December 31, 2005.

Exercise of Stock Options and Year-End Option Values

No stock options were exercised by our named executive officers during our fiscal year ended December 31, 2005. No stock options were held by our named executive officers as of December 31, 2005.

Long-Term Incentive Plans

We do not have any long-term incentive plans, pension plans, or similar compensatory plans for our Directors or executive officers.

Compensation of Directors

To date, no shares have been issued and are being accrued by the Company. We periodically grant stock options to our Directors as an incentive for their service to the Company and to further align their interests with the long-term interests of the Company’s stockholders.

Change of Control Agreements

We are not party to any change of control agreements with any of our directors or executive officers.

Employment and Consulting Contracts

We are not party to any employment contracts with any of our directors or executive officers.

Equity Compensation Plan Information

As of June 23, 2006, the Board of Directors approved the 2006 Stock Option Plan. Details of that Plan can be found at http://sec.gov/Archives/edgar/data/1052671/000132875906000055/0001328759-06-000055-index.htm.

Compliance with Section 16(A) Of The Securities Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2005 all such filing requirements applicable to our officers and directors were complied with.

Certain Relationships and Related Transactions

Except as otherwise disclosed in our public filings, during the last two years, none of our directors, officers or principal shareholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, or in any proposed transactions, which has materially affected or will materially affect us.

Involvement in Certain Legal Proceedings

To the knowledge of our management during the past 10 years, no present or former Director, person nominated to become one of our Directors, executive officers, promoters or control persons:

(1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;
(2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or  vacated,  of any court of competent jurisdiction, permanently or temporarily enjoining him from or  otherwise limiting, the following activities:

(i)  Acting as a futures commission merchant, introducing broker, commodity trading  advisor, commodity pool operator, floor broker, leverage transaction merchant,  associated person of any of the foregoing, or as an investment adviser, underwriter,  broker or dealer in securities, or as an affiliated person, director or employee of any  investment company, bank, savings and loan association or insurance company, or  engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;
(4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or  vacated,  of any federal or state authority barring, suspending or otherwise limiting for more than  60 days the right of such person to engage in any activity described above or to be  associated with persons engaged in  any such activity;

(5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

(6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures  Trading Commission to have violated any federal commodities law, and the judgment in such civil  action or finding by the Commodity Futures Trading Commission has not been subsequently  reversed, suspended or vacated.

PROPOSAL NUMBER TWO
APPROVAL OF PROPOSED AMENDMENT TO THE CERTIFICATE
OF INCORPORATION TO EFFECTUATE A CHANGE IN NAME
OF THE COMPANY TO “WELWIND ENERGY INTERNATIONAL CORPORATION”

Name Change

Due to the Company’s recent acquisition of Welwind Energy International Corporation, the Board of Directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Vitasti, Inc. to Welwind Energy International Corporation. The objective of the change in corporate name is to more accurately reflect the proposed business activities of the Company in its name. The Company believes that the name change will better communicate the Company’s plan to operate its business under the “Welwind Energy International Corporation” brand name. The Company will continue to operate its retail bakery and food stores under this new name.

The Board of Directors approved a resolution to amend the Certificate of Incorporation on June 28, 2006 to change the Company’s name to Welwind Energy International Corporation, subject to Shareholder approval. By approving this Proposal, the Consenting Shareholders authorized the Board of Directors to amend the Company’s Certificate of Incorporation as set forth in Annex A. The amendment embodies Article I changing the text to:

“The name of the corporation is “Welwind Energy International Corporation.”

After the name change, it is anticipated that the Company’s trading symbol for the Bulletin Board will be changed from VITS.

Management expects formal implementation of the name change with the Delaware Secretary of State to be completed as soon as practicable after the effective date of the shareholder resolution.

PROPOSAL NUMBER THREE
APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

Increase the Number of Authorized Shares from 100,000,000 Shares To 300,000,000

The Company’s current Certificate of Incorporation Article 6.1 text states:

6.1 Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is one hundred million (100,000,000) shares, consisting of (a) ninety million (90,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

The following is the text of Article 6.1 of the Certificate, as proposed to be amended:

6.1 Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is three-hundred million (300,000,000) shares, consisting of (a) two-hundred ninety million (290,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

On August 3, 2006, the Consenting Shareholders of the Company approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000. The Company currently has authorized Common Stock of 100,000,000 shares and approximately 69,558,289 shares of Common Stock are outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, and stock based acquisitions.

Increase In Authorized Common Stock

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Certificate or Incorporation, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this Proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

PROPOSAL NUMBER FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTANTS

Our Board of Directors has appointed Manning Elliott LLP (“ME”) effective April 17, 2006 as the independent registered accountants of the Company for the fiscal year ending December 31, 2006. ME audited the Company’s financial statements for the fiscal year ending December 31, 2005.

The Company does not anticipate that a representative of ME will be present at the Annual Meeting.

In the event ratification by the shareholders of the appointment of ME as the Company’s independent registered accountants is not obtained, our Board of Directors will reconsider such appointment.

Change of Auditors

The Company engaged ME as its principal independent registered accounting firm effective April 17, 2006. Concurrent with this appointment, Armando C. Ibarra, CPA (“Ibarra”), was dismissed as our principal independent registered accounting firm effective April 13, 2006. The decision to change principal independent registered accounting firm was approved by our Board of Directors.

During the period of Ibarra’s engagement as the Company’s principal independent registered accounting firm from November 5, 2005 to April 13, 2006, there were no disagreements with Ibarra on any matter of accounting principles or practices, financial statement disclosure or review scope or procedures.

Although Ibarra did not issue any report in connection with a year end audit, the quarterly review that Ibarra performed did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to audit scope or accounting principles. The Company’s financial statements for the period ended September 30, 2005, reviewed by Ibarra, did, however, contain an explanatory paragraph that stated that the Company has not generated positive cash flows from operations and has accumulated deficit which raise substantial doubt about its ability to continue as a going concern.

The Company provided Ibarra with a copy of the foregoing disclosures and requested in writing that Ibarra furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company received the requested letter from Ibarra wherein they have confirmed their agreement to the Company’s disclosures. A copy of Ibarra’s letter was filed as an exhibit to our Current Report on Form 8-K dated April 18, 2006.

By way of letter dated November 4, 2005, the Company’s former auditors, Peterson Sullivan PLLC (“PS”), resigned. The audit reports of PS for the years ended December 31, 2004 and December 31, 2003 contained an opinion expressing substantial doubt as to ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion. The Board of Directors accepted this resignation.

In connection with its audit for the fiscal years ended December 31, 2004 and December 31, 2003 and the interim periods until the date of dismissal, there were no disagreements with PS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of PS would have caused them to make reference thereto in their report on the financial statements. During the fiscal years ended December 31, 2004 and December 31, 2003 and the interim period and to the date of dismissal there were no reportable events (as defined in regulation S-K Item 304 (a)(1)(v)).

The Company requested that PS furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. The Company received the requested letter from PS which is filed as an exhibit to our current report on Form 8-K dated November 8, 2005.

On November 5, 2005, the Board of Directors voted to engage Ibarra to audit its financial statements for the year ended December 31, 2005. No consultations occurred between the Company and the Ibarra during the year ended December 31, 2004 and through November 4, 2005 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

Audit Fees

The following table sets forth information regarding the amount billed to us by our independent auditor, ME, and our prior independent auditor, Ibarra, for our quarterly review for the period ended September 30, 2005, and by our previous independent auditor, PS, for our previous fiscal year ended December 31, 2004:

	Years ended December 31
	2005	2004
Audit Fees:	$39,907	$22,210
Audit Related Fees:	$0	$0
Tax Fees:	$0	$0
All Other Fees:	$0	$0
Total:	$39,907	$22,210

Audit Fees

Audit Fees are the aggregate fees billed by our independent auditor for the audit of our consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-Related Fees are fees charged by our independent auditor for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” This category comprises fees billed for independent accountant review of our interim financial statements and management discussion and analysis, as well as advisory services associated with our financial reporting.

Related Documents

Financial Statements contained in the Annual Report of the Company for Fiscal years ending 2004, and 2005 are hereby incorporated by this reference to this Information Statement. The Amended and Restated Articles of Incorporation and Bylaws contained as an Exhibit on Form 8-K filed on December 12, 2004 as amended on February 3, 2005 are hereby incorporated by this reference to this Information Statement.

Financial Information

Copies of our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively and forms SB-2, 8-K relating to material contained in this Information Statement have been filed with the SEC and may be viewed on the SEC’s Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “Vitasti” in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

FORWARD-LOOKING STATEMENTS

This Information Statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this Information Statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding our Company.

Signatures

By Order of the Board of Directors and Consenting Shareholders

/S/ TAMMY LYNN MCNABB

Tammy-Lynn McNabb
Chief Executive Officer
Dated: August 16, 2006

ANNEX A

AMENDED CERTIFICATE OF INCORPORATION

OF

VITASTI, INC.

VITASTI, INC., a corporation organized and existing under and by virtue of the General Corporation Law of Delaware (the “Corporation”) does hereby certify as follows:

The Certificate of Incorporation of the Corporation shall be amended by changing Article “First”, so that, as amended, said Article shall read in its entirety as follows:

First: The name of the corporation shall be Welwind Energy International Corporation

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Tammy Lynn McNabb, its President and Chief Executive officer, on the _____ day of _____________, 2006.

/s/ Tammy Lynn McNabb
____________________________

Tammy Lynn McNabb, President & CEO